Exhibit 10.11

AMENDMENT NO. 1 TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1 TO UNCOMMITTED MASTER REPURCHASE
AGREEMENT, dated as of May 24, 2022 (this “Amendment”), between TERRA MORTGAGE CAPITAL III, LLC, a Delaware limited liability company (“Seller”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement or, if not defined therein, in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to the Uncommitted Master Repurchase Agreement, dated as of November 8, 2021 (the “Repurchase Agreement”); and
WHEREAS, Buyer and Seller have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein.
Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
SECTION 1. Repurchase Agreement Amendment. The defined term “Control Account Bank”, as set forth in Section 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
“Control    Account    Bank”    shall    mean    U.S    Bank    National
Association.
SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller and Buyer.
SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the date hereof that (i) it is in compliance with all of the terms and provisions of the Repurchase Agreement, (ii) no Default or Event of Default, each as defined in the Repurchase Agreement, has occurred or is continuing, (iii) all representations and warranties of Seller set forth in the Repurchase Agreement are true and correct in all material respects, and (iv) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Program Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof: (i) each reference therein and herein to the “Program Documents” shall be deemed to include, in any event, this Amendment, (ii) each reference to the “Repurchase Agreement” in any of the Program Documents shall be deemed to be a reference to the Repurchase Agreement, as amended by this Amendment, and (iii) each reference in the Repurchase Agreement, to “this Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement, shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.
SECTION 5. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by any of Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Program Document. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Program Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Program Document shall be deemed to also reference this Amendment.
SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. This Amendment shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;
(ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transaction Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 7. Expenses. Seller agrees to pay and reimburse Buyer for all reasonable and documented out-of-pocket costs and expenses actually incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and disbursements of counsel to Buyer.
SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions.
SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

By: /s/ Andrew Lisa
Name: Andrew Lisa
Title: Director

By: /s/ Michael Zoccoli
Name: Michael Zoccoli
Title: Executive Director

Signature Page to Amendment No. 1 to Uncommitted Master Repurchase Agreement

SELLER:

TERRA MORTGAGE CAPITAL III, LLC, a
Delaware limited liability company

By: /s/ Gregory Pinkus
Name: Gregory Pinkus
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Uncommitted Master Repurchase Agreement